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Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed
Certificates - Series 1995-2
P & S Agreement Date:              Nov 1, 1995
Original Settlement Date:           Nov 21, 1995
Series Number of Class A-1 Certificates:
441919AG2
Series Number of Class A-2 Certificates:     N/A
Original Sale Balance:             $637,660,000


Servicer Certificate (Page 1 of 3)

Distribution Date:                                             10/20/2000


Investor Certificateholder Floating Allocation                     89.42%
Percentage
Investor Certificateholder Fixed Allocation                        97.90%
Percentage

Aggregate Amount of  Collections                             4,586,031.96
     Aggregate Amount of  Interest Collections               1,363,871.34
     Aggregate Amount of  Principal Collections              3,222,160.62

Int. Collections Alloc. to Investor                          1,219,555.99
Class A Principal Collections                                3,039,930.73
Seller Interest Collections                                    144,315.35
Seller Principal Collections                                   182,229.89

Weighted Average Loan Rate                                         14.18%
Net Loan Rate                                                      13.18%

Weighted Average Maximum Loan Rate                                 19.05%

Class A-1 Certificate Rate                                        6.8738%
Maximum Investor Certificate Rate                                12.9500%
Class A-1 Certificate Interest Distributed                     559,614.08
Class A-1 Investor Certificate Interest Shortfall                    0.00
before Draw
Unpaid Class A-1 Certificate Interest Shortfall                      0.00
Received
Unpaid Class A-1 Certificate Interest Shortfall                      0.00
Remaining
Unpaid Class A-1 Carryover Interest Amount                           0.00







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Maximum Principal Dist. Amount (MPDA)                        3,154,495.25
Alternative Principal Dist. Amount (APDA)                    3,039,930.73
Rapid Amortization Period? (Y=1, N=0)                                0.00
Scheduled Principal  Distribution Amount (SPDA)              3,039,930.73

Principal  allocable to Class A-1                            3,039,930.73

SPDA deposited to Funding Account                                    0.00

Accelerated Principal Distribution Amount                            0.00

APDA allocable to Class A-1                                          0.00


Reimbursement to Credit Enhancer                                     0.00

Spread Trigger hit?                                                    No

Reduction in Certificate Principal Balance
    due to Current Class A-1 Liquidation Loss                  176,007.50
Amount


Cumulative Investor Liquidation Loss Amount                    176,007.50

Total Principal allocable to A-1                             3,215,938.23


Beginning Class A-1 Certificate Principal Balance           97,695,857.32

Ending Class A-1 Certificate Principal Balance              94,479,919.09




Pool Factor (PF)                                                0.1481666

Servicer Certificate (Page 2 of  3)

Distribution Date:                                             10/20/2000

Retransfer Deposit Amount                                            0.00
Servicing Fees Distributed                                      84,124.36
Beg. Accrued and Unpaid Inv. Servicing Fees                          0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd                        0.00
End. Accrued and Unpaid Inv. Servicing Fees                          0.00

Aggregate Investor Liquidation Loss Amount                     176,007.50
Investor Loss Reduction Amount                                       0.00

Beginning Pool Balance                                     112,894,986.09
Ending Pool Balance                                        109,658,454.47
Beginning Invested Amount                                  100,949,226.32
Ending Invested Amount                                      97,733,288.09
Beginning Seller Principal Balance                          11,945,759.77
Ending Seller Principal Balance                             11,925,166.38
Additional Balances                                            182,229.89

Beginning Funding Account Balance                                    0.00
Ending Funding Account Balance                                       0.00
Ending Funding Account Balance % (before any                        0.00%
purchase of Subsequent Loans or release to Certs.)
Ending Funding Account Balance % (after purchase of                 0.00%
Subsequent Loans or release to Certs.)
Principal Balance of Subsequent Funding Loans                        0.00
Purchased in Period
Principal Collections to purchase Additional                         0.00
Balances and/or paid to Cert.

Beginning  Pre-Funding Account Balance                               0.00
Ending Pre-Funding Account Balance                                   0.00
Pre-Funding Earnings                                                 0.00

Beginning Capitalized Interest Account                               0.00
Capital Interest Requirement (Transferred to                         0.00
Collection Account)
Ending Capitalized Interest Account                                  0.00

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Beginning Spread Account Balance                             6,506,737.00
Ending Spread Account Balance                                6,506,737.00

Beginning Seller Interest                                        10.5813%
Ending Seller's Interest                                         10.8748%

Delinquency & REO Status
   60 - 89 days (Del Stat 4)
     No. of Accounts                                                   86
     Trust Balance                                           2,655,166.32
   90+ days (Del Stat 5+)
     No. of Accounts                                                  131
     Trust Balance                                           3,529,035.81
   270+ days (Del Stat 11+)
     No. of Accounts                                                   79
     Trust Balance                                           1,950,265.24
   REO
     No. of Accounts                                                   21
     Trust Balance                                             837,512.46

Rapid Amortization Event ?                                             No
   Failure to make payment within 5 Business Days                      No
of Required Date ?
   Failure to perform covenant relating to Trust's                     No
Security Interest ?
   Failure to perform other covenants as described                     No
in the Agreement ?
   Breach of Representation or Warranty ?                              No
   Bankruptcy, Insolvency or Receivership relating                     No
to Seller ?
   Subject to Investment Company Act of 1940                           No
Regulation ?
   Servicing Termination ?                                             No
   Aggregate of Credit Enhancement Draw Amounts                        No
exceed 1% of the Cut-off Balance and Pre-Funded
Amount

Servicer Certificate (Page 3 of  3)

Distribution Date:                                             10/20/2000

Event of Default ?                                                     No
   Failure by Servicer to make payment within 5                        No
Bus. Days of Required Date ?
   Failure by Servicer to perform covenant relating                    No
to Trust's Security Interest ?
   Failure by Servicer to perform other covenants                      No
as described in the Agreement?
   Bankruptcy, Insolvency or Receivership relating                     No
to Master Servicer ?
   Trigger Event ?                                                     No

Policy Fee Distributed to Credit Enhancer (Paid                       N/A
directly from HFC)
Premium Distributed to Credit Enhancer                               0.00
Amount Distributed to Seller                                   326,545.24
Master Servicer Credit Facility Amount                               0.00
Guaranteed Principal Distribution Amount                             0.00
Credit Enhancement Draw Amount                                       0.00
Spread Account Draw Amount                                           0.00
Capitalized Interest Account Draw                                    0.00
Amount re-imbursed to Credit Enhancer (5.01(a)(vi))                  0.00
Amount paid to Trustee                                               0.00
Cumulative Draw under Policy                                         0.00
Net Yield                                                           5.05%


Total  Available Funds
     Aggregate Amount of Collections                         4,586,031.96
     Deposit for principal not used to purchase                      0.00
subsequent loans
     Interest Earnings on the Pre-Funding Account                    0.00
     Deposit from Capitalized Interest Account                       0.00
     Total                                                   4,586,031.96

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Application of Available Funds
     Servicing Fee                                              84,124.36
     Prinicpal and Interest to Class A-1                     3,775,552.31

     Seller's portion of Principal and Interest                326,545.24
     Funds deposited into Funding Account (Net)                      0.00
     Funds deposited into Spread  Account                            0.00
     Excess funds released to Seller                           399,810.05
     Total                                                   4,586,031.96



OFFICERS'S CERTIFICATE
All computations reflected in this Servicer
Certificate were
made in conformity with the Pooling and Servicing
Agreement.

The attached Servicing Certificate is true and correct in all material respects.










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A Servicing Officer

Statement to Certificateholders (Page 1 of 2)

Distribution Date:                                             10/20/2000

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)


Class A Certificateholder Floating Allocation                    89.4187%
Percentage
Class A Certificateholder Fixed Allocation                       97.9000%
Percentage

Beginning Class A-1 Certificate Balance                     97,695,857.32


Class A-1 Certificate Rate                                      6.873750%

Class A-1 Certificate Interest Distributed                       0.877606

Class A-1 Certificate Interest Shortfall                         0.000000
Distributed

Remaining Unpaid Class A-1 Certificate Interest                  0.000000
Shortfall


Rapid Amortization Event ?                                             No
Class A-1 Certificate Principal Distributed                      5.043343

   Maximum Principal Distribution Amount                         4.946986
   Scheduled Principal  Distribution Amount (SPDA)               4.767322
   Accelerated Principal Distribution Amount                     0.000000
   Aggregate Investor Liquidation Loss Amount                    0.276021
Distributed

Total Amount Distributed to Certificateholders                   5.920949

Principal Collections deposited into Funding                         0.00
Account
Ending Funding Account Balance                                       0.00

Ending Class A-1 Certificate Balance                        94,479,919.09


Class A-1 Factor                                                0.1481666

Pool Factor (PF)                                                0.1481666

Unreimbursed Liquidation Loss Amount                                $0.00
Accrued Interest on Unreimbursed Liquidation Loss                   $0.00
Amount
Accrued & Unpaid Interest on Unreimbursed                           $0.00
Liquidation Loss Amount

Class A Servicing Fee                                           84,124.36

Beginning Invested Amount                                  100,949,226.32
Ending Invested Amount                                      97,733,288.09
Beginning Pool Balance                                     112,894,986.09
Ending Pool Balance                                        109,658,454.47

Spread Account Draw Amount                                           0.00
Credit Enhancement Draw Amount                                       0.00

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Statement to Certificateholders (Page 2 of 2)

Distribution Date:                                             10/20/2000

DELINQUENCY & REO STATUS

   60 - 89 days (Del Stat 2)
     No. of Accounts                                                   86
     Trust Balance                                           2,655,166.32

   90+ days (Del Stat 3+)
     No. of Accounts                                                  131
     Trust Balance                                           3,529,035.81

   REO
     No. of Accounts                                                   21
     Trust Balance                                             837,512.46

Aggregate Liquidation Loss Amount for Liquidated               196,835.23
Loans

Class A-1 Certificate Rate for Next Distribution            To be updated
Date


Amount of any Draws on the Policy                                    0.00

Subsequent Mortgage Loans
     No. of Accounts                                                 0.00
     Trust Balance                                                   0.00

Pre-Funded Amount (Ending)                                           0.00

Subsequent Pre-Funding Mortgage Loans
     No. of Accounts                                                    0
     Trust Balance                                                   0.00

Capitalized Interest Account (Ending)                                0.00

Earnings on the Pre-Funding Account                                  0.00

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